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                                                                   EXHIBIT 10.31
                              AFMA(R) INTERNATIONAL
                            FREE TV LICENSE AGREEMENT

        This International Free TV License Agreement is made as of September 10, 1999 between TEAM Entertainment Group("Licensor") of 12300 Wilshire Boulevard, Suite 400, Los Angeles CA 90025 [tel/fax:] (310) 442-3500/(310) 442-3501 and
String of Pearls PLC. - or order ("Licensee") of Bray Film Studios, Down Place, Water Oakley, Windsor, Berks SL4 5UG [tel/fax]01628- 622111/01628-770381.

This Agreement is: [X] A new agreement;
                   [ ] A long form that replaces the deal memo regarding the Programs;
                   [ ] An amendment to an existing agreement dated ________

        Subject to timely payment of all monies due Licensor and Licensee's full performance under this Agreement, Licensor licenses to Licensee, and Licensee accepts from Licensor, the Licensed Rights in the Programs throughout the Territory for the Term in the Authorized Languages subject to the Hold backs as identified below on all the terms and conditions of this Agreement.

        This Agreement consists of the following parts: this Cover Page; Table of Contents; Deal Terms; Standard Terms; Schedule of Definitions; and the following Attachment(s): [ ] Schedule of Programs;[ ] Access Letter;[ ] Guaranty; and

              -----------------------------------------------------


        IN WITNESS WHEREOF, Licensor and Licensee have executed this Agreement as of the date first written above to constitute a binding contract between them.

               LICENSOR                                   LICENSEE

        By: /s/ DREW S. LEVIN                 By: /s/ PETER GRAY
           -------------------                   ----------------------------
        Its:                                  Its:
            ------------------                    ---------------------------

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                                TABLE OF CONTENTS

Section
        Paragraph
DEAL TERMS
        Program(s)                                                                          A.
        Territory                                                                           B.
        Authorized Language(s)                                                              C.
        Term And License Period                                                             D.
        Licensed Station                                                                    E.
        Free TV Rights                                                                      F.
        Exclusivity                                                                         G.
        Licensor's Hold backs                                                               H.
        License Fee                                                                         I.
        Payment                                                                             J.
        Delivery Terms                                                                      K.
        Additional Terms                                                                    L.

STANDARD TERMS AND CONDITIONS
        Definitions And Usage                                                               1.
        Program And Versions                                                                2.
        Licensed Rights And Reserved Rights                                                 3.
        Allied Rights                                                                       4.
        Territory, Holdback Region And Licensed Station                                     5.
        Term And License Period                                                             6.
        Payment Requirements                                                                7.
        Delivery And Return                                                                 8.
        Telecast Obligations                                                                9.
        Music                                                                              10.
        Suspension And Withdrawal                                                          11.
        Default And Termination                                                            12.
        Anti-Piracy Provisions                                                             13.
        Licensor's Warranties                                                              14.
        Licensee's Warranties                                                              15.
        Indemnities                                                                        16.
        Assignment And Sublicensing                                                        17.
        Miscellaneous Provisions                                                           18.

SCHEDULE OF LICENSING DEFINITIONS
        Free TV Rights Definitions                                                          A.
        Additional Definitions                                                              B.


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                              AFMA(R) INTERNATIONAL
                            FREE TV LICENSE AGREEMENT

                                   DEAL TERMS

        Mention in these Deal Terms of any right not specifically licensed to Licensee in the Licensed Rights Deal Terms does not grant to Licensee expressly or by implication any right not specifically licensed to Licensee in the Licensed Rights Deal Terms.

A.      PROGRAM(S):   commercial (1/2) (hour) episodes, "_____________"

        [X] As set forth on attached Schedule of Programs.

B. TERRITORY: Worldwide excluding U.S.; Canada; U.K.; Scandinavia; Benelux; Spain; Middle East; Africa (including South Africa)

C.      AUTHORIZED LANGUAGE(S):  For each Program
        [ ] Original Language; [X] Official Language(s) in Territory;
        [ ]as needed to service territories [ ] Dubbed Only [ ] Subtitled Only
        [ ] Dubbed and Subtitled

D.      TERM AND LICENSE PERIOD:
        Subject to Paragraph 6.1. of the Standard Terms:

               1.  Term:  The Term starts on _September 10, 1999____and ends on:
                      a.  The last Licensed Telecast of all Program(s), or
                      b.   __September 9, 2004_____, or
                      c.     [ ] years from
                             [ ] the date of this Agreement
                             [ ] the first Licensed Telecast of any Program.
                             [ ]

               2. License Period: The period during which Licensee may exploit the Licensed Right(s)

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        in each Program starts on the Availability Date for the Program and ends on the earlier of the last Licensed Telecast for the Program or end of the Term.

E.      LICENSED STATION:
        In accordance with Paragraph 5.4. of the Standard Terms:
        [ ] All broadcasters for the licensed Free TV Rights in the Territory; or [X] Licensee

F.      PAY AND FREE TV RIGHTS:  For each Program

                  LICENSED       RUNS      PLAY DATES            AVAILABILITY DATE
                  --------       ----      ----------            -----------------
    Terrestrial   [X] Yes [ ]No  ____      [ ] To be advised (see Standard Terms Paragraph 6.3.);or
                                           [ ] as set forth on attached Schedule of Programs
    Cable         [X] Yes [ ]No  ____      [ ] To be advised (see Standard Terms Paragraph 6.3.); or
                                           [ ] as set forth on attached Schedule of Programs
    Satellite     [X] Yes [ ]No  ____      [ ] To be advised (see Standard Terms Paragraph 6.3.); or
                                           [ ] as set forth on attached Schedule of Programs
    Video         [X] Yes [ ]No  ____      [ ] To be advised (see Standard Terms Paragraph 6.3.); or
                                           [ ] as set forth on attached Schedule of Programs

        The Availability Date for each Program is subject to Availability Coordination within the Region in accordance with Paragraph 6.4. of the Standard Terms.

G.      EXCLUSIVITY:
        The Licensed Rights, as defined in Paragraph 3.1. of the Standard Terms, are:
               [X] Exclusive except _______________________________________
               [ ] Non-Exclusive except ___________________________________

H.      LICENSOR'S HOLD BACKS:
        In accordance with Paragraph 6.5. of the Standard Terms, the Hold backs on Licensor's exploitation of any Reserved Rights in each Program will be:
        [X] None.
        [ ] As set forth on the Schedule of Programs.
        [ ] All Free TV in the Authorized Languages per Paragraph 6.5.1. of the
            Standard Terms.
        [ ] All Pay TV in the Authorized Languages per Paragraph 6.5.2. of the
            Standard Terms.
        [ ] __________________________________________________________________.


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I.      LICENSE FEE: US$5,375,000.00 (Total for all Programs)
        The License Fee is a minimum net sum and no taxes or charges may be deducted from it.

        1.     ALLOCATED:
               [ ] As set forth on the attached Schedule of Programs, or
               [ ] US$_______.00 [ ] per Run\Play date or [X ] per Program

        2.     PAYABLE:
               The first payment will be made 60 days after execution of this agreement for $289,000; thereafter we will send 17 monthly payments at $283,000 starting on December 15, 1999 with one (1) additional final payment of $275,000.

J.      PAYMENT:
        Licensee will pay the License Fee and any other payments due Licensor as follows:

   1. WT - WIRE TRANSFER  [Check as appropriate]

      [X] License Fee Installments: [X]I.2.a; [ ]I.2.b; [X]I.2.c;
      [ ] Materials Charges (Section K.4)
      Licensee will pay the indicated installments of the License Fee or other payments by wire transfer of unencumbered funds, free of any transmission charges, to the following account:

                       As indicated on invoices to follow

   2. LC - LETTER OF CREDIT [Check as appropriate]

      [ ] License Fee Installments: [ ]I.2.a; [ ]I.2.b; [ ]I.2.c; [ ] Materials Charges (Section K.4)
      Issued By: ______________ Open Until:______________
      Renewable For: _____________________.
      Licensee will pay the indicated installments of the License Fee or other payments by an irrevocable Letter of Credit which meets the requirements of Paragraph 7.2. of the Standard Terms. The Letter of Credit will be issued by and remain open until the dates indicated above. The Letter of Credit will be payable on presentation to Licensor's corresponding bank of:

         [Check all that apply]
         [ ] SIGHT DRAFT in usual commercial form indicating payment due.
         [ ] INVOICE for payments then due.
         [ ] BILL OF LADING, such as an air waybill, evidencing shipment to
             Licensee of the applicable Delivery Materials.
         [ ] ACCESS LETTER substantially in the form attached for applicable
             Delivery Materials.

   3. OTHER:
      [ ] License Fee Installments: [ ]I.2.a; [ ]I.2.b; [ ]I.2.c; [ ] Materials Charges (Section K.4)
      Licensee will pay the indicated installments of the License Fee or other payments as follows:


                                         DT-3


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K.      DELIVERY TERMS:

      1. PHYSICAL MATERIALS:
         For each Program Licensor will make Delivery of the Physical Materials:
           [ ] As specified in Licensor's Delivery Notice per Paragraph 8.1.; or
           [X] By Delivering the following indicated items for the original language version:
             Item                   Delivery Method (Para. 8.1., Standard Terms)
         FEATURE LOW CONTRAST PRINT  [ ]Physical [ ]Access [ ]Loan [ ]Satellite
           [ ]35mm  [ ]16mm
         TRAILER LOW CONTRAST PRINT  [ ]Physical [ ]Access [ ]Loan [ ]Satellite
           [ ]35mm  [ ]16mm
         PRINT MASTER (2 TRACK)      [ ]Physical [ ]Access [ ]Loan [ ]Satellite
         [ ]35mm  [ ]Stereo [ ]Mono
         [ ]16mm  [ ]Stereo [ ]Mono
         NTSC (525)                  [ ] Physical [ ]Access [ ]Loan [ ]Satellite
             [X]1" [X]D1 [X]D2 [X]D3 [X]3/4" [X] Betacam SP
         PAL(625)                    [ ] Physical [ ]Access [ ]Loan [ ]Satellite
             [X]1" [X]D1 [X]D2 [X]D3 [X]3/4" [X] Betacam SP

      2. SUPPORT MATERIALS:
         Foreach Program Licensor will make Delivery of the Support
         Materials:
             [X] As available
             [ ] As specified in Licensor's Delivery Notice per Paragraph 8.1.;
                 or
             [ ] By Delivering the following items:
                      [ ] Feature Spotting List  [ ] Press Book
                      [ ] Trailer Spotting List  [ ] Electronic Press Kit
                      [ ] Feature Continuity     [ ] Synopsis
                      [ ] Trailer Continuity     [ ] Radio Spots (No.__)
                      [ ] Main & End Credits     [ ] B&W Stills  (No.__)
                      [ ] Paid Ad Credit         [ ] Color Stills   (No.__)
                      [ ] Dub/Sub Restrictions   [ ] Color Slides (No.__)
                      [ ] Music Cue Sheets       [ ] TV Spots  (No.____)
                                                 [ ] As-Broadcast Scripts

      3. DATE FOR DELIVERY NOTICE:
         Licensor will give Licensee a Delivery Notice for each Program no later than:
         [X] Before its Availability Date; or
         [ ] ____________________________________

      4. MATERIALS PAYMENT INSTRUCTIONS: Licensee will pay for all Materials:
         [ ] As specified in Licensor's Delivery Notice per Paragraph 8.1.;
         [X] As follows: Licensee will pay US$100.00 per episode for masters
         [ ] Materials on loan for fourteen (14) days, to be returned thereafter


                                         DT-4


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      5.   MATERIALS SHIPPING INSTRUCTIONS:
           Licensor will ship all Materials to Licensee:
           [ ] As specified in Licensor's Delivery Notice per Paragraph 8.1.;
           [X] As follows: Freight prepaid

L.      ADDITIONAL TERMS:

      1.     GOVERNING LAW:
             [X] California or [ ] _____________________________________

      2.     FORUM:
             [X] Los Angeles County or [ ] _____________________________

      3.     ADDITIONAL DEAL TERMS:

                      None.


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                                  "Schedule A"
                                    Programs

1.      Avenging
2.      Billions for Boris
3.      Confessions of a Married Man
4.      Emergency Room
5.      Getting It On
6.      Goldrunner
7.      Legs
8.      New Girl
9.      One Dark Night
10.     Ordeal of Bill Carney
11.     Private Sessions
12.     Remembrance of Love
13.     Sampson and Delila
14.     Seduced
15.     Snowballing
16.     Sourdough
17.     The Imposters
18.     The Execution
19.     This Wife for Hire
20.     Valentine Magic On Love Island